                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 16, 2003


                            COLE NATIONAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                       33-66342               34-1744334
(State or Other Jurisdiction           (Commission            (IRS Employer
    of Incorporation)                  File Number)         Identification No.)

        1925 ENTERPRISE PARKWAY
        TWISNBURG, OHIO                                             44087
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:        (330) 486-3100



                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         99.1   Press release of Cole National Corporation, dated
                September 16, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On September 16, 2003, Cole National Corporation (the "Parent Company") issued a press release, announcing financial results for the second fiscal quarter of 2003. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       COLE NATIONAL GROUP, INC.

                       By:   /s/ Ann M. Holt
                            ------------------------------------------------
                              Name:  Ann M. Holt
                              Title: Sr. Vice President and Corporate Controller


Date: September 16, 2003

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER            DESCRIPTION
         -------           -----------

         99.1 Press release of Cole National Corporation, dated September 16, 2003.